UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	June 26, 2009

BRAIN TREE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Utah	000-53601	87-0496850
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1390 South 1100 East # 204, Salt Lake City, Utah 84105-2463

(Address of principal executive offices)

Registrant's telephone number, including area code: (801) 938-5598

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 8 – Other Events

Item 8.01	Other Events.

Brain Tree International has received notification from the United States Patent and Trademark Office that its Utility Patent Application for an “Apparatus, Method and System for Providing Enhanced Digital Services Using an Analog Broadcast License” has been finalized. The projected issue date of the patent is June 30, 2009 and will be issued as Patent No. 7,555,768.

Following the issue date, we will be entitled to mark related products “Patented”, which will give notice to the public that the products are patented and any infringement of the patent may be actionable. The patented technology encompasses the ability to offer a digital format and digital convergence to an area normally covered by an analog broadcast license.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAIN TREE INTERNATIONAL, INC.

Date: June 29, 2009	By:	S/ GEORGE I. NORMAN, III
George I. Norman, III
Vice President

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